UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

Madison Harbor Balanced Strategies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON HARBOR BALANCED STRATEGIES, INC.
The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174

_________, 2007

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Madison Harbor Balanced Strategies, Inc., to be held on ______, 2007 at 10:00 a.m., Eastern Time, at the Company's corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174.

The notice of special meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to approve a new investment advisory agreement by and between the Company and Madison Harbor Capital Management, LLC and a new sub-advisory agreement by and between Madison Harbor Capital Management, LLC and Conning Asset Management Company.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

Edward M. Casal
Chief Executive Officer

MADISON HARBOR BALANCED STRATEGIES, INC.
The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ________, 2007

To the Shareholders of Madison Harbor Balanced Strategies, Inc.:

A Special Meeting (the "Meeting") of the Shareholders of Madison Harbor Balanced Strategies, Inc. (the "Company") will be held at the Company's corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174 on _____day, ________, 2007, at 10:00 a.m., Eastern Time, for the following purposes:

1.  To approve a new investment advisory agreement by and between the Company and Madison Harbor Capital Management, LLC.

2.  To approve a new sub-advisory agreement by and between Madison Harbor Capital Management, LLC and Conning Asset Management Company.

3.  To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on _______, 2007. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Russell H. Bates
Secretary

New York, New York
_________, 2007

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

MADISON HARBOR BALANCED STRATEGIES, INC.
The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held _____, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Madison Harbor Balanced Strategies, Inc. (the "Company," "we," "us" or "our") for use at a Special Meeting (the "Meeting") of shareholders of the Company (the "Shareholders") to be held on _________, 2007, at 10:00 a.m., Eastern Time, at the Company's corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are being sent to shareholders on or about ________, 2007.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted (1) FOR the approval of the new investment advisory agreement by and between the Company and Madison Harbor Capital Management, LLC; (2) FOR the approval of the new sub-advisory agreement by and between Madison Harbor Capital Management, LLC and Conning Asset Management Company; and (3) FOR any other matters listed in the accompanying Notice of Special Meeting of Shareholders.

If you are a "shareholder of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any Shareholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. All of our directors are encouraged to attend the Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms participate in the ADP Investor Communications Services online program. This program provides eligible Shareholders who receive a copy of the annual report and proxy statement, either by paper or electronically, the opportunity to vote via the Internet or by telephone. If the entity holding your shares participates in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.  To approve a new investment advisory agreement (the "New Advisory Agreement") by and between the Company and Madison Harbor Capital Management, LLC.

2.  To approve a new sub-advisory agreement (the "New Sub-Advisory Agreement") by and between Madison Harbor Capital Management, LLC and Conning Asset Management Company.

3.  To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a shareholder of record at the close of business on ________, 2007 (the "Record Date"). On the Record Date, there were 41,205 shares of the Company's common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the Shareholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Approval of New Advisory Agreement. The affirmative vote of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the company are present or represented by proxy, or the affirmative vote of more than 50 percent of the outstanding voting securities of the Company, whichever is less, is required to approve the New Advisory Agreement. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Approval of New Sub-Advisory Agreement. The affirmative vote of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the company are present or represented by proxy, or the affirmative vote of more than 50 percent of the outstanding voting securities of the Company, whichever is less, is required to approve the New Sub-Advisory Agreement. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the Shareholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a Shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Meeting of Shareholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefore). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company's proxy tabulator.

Information About the Company

The Company's principal business address is 405 Lexington Avenue, 47th Floor, New York, New York 10174. The Company's investment adviser is Madison Harbor Capital Management, LLC ("MHCM"), whose principal business address is also 405 Lexington Avenue, 47th Floor, New York, New York 10174. MHCM has entered into a sub-advisory agreement with Conning Asset Management Company ("Conning"). Conning's principal place of business is City Place II, 185 Asylum Street, Hartford, Connecticut 06103. The Company is also a party to an Administration Agreement with SEI Investments Global Funds Services (the "Administrator"). The Administrator's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

Copies of the Company's most recent annual report, as filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, are available without charge upon writing to the Company at the address above or by calling (212) 380-5500. These reports are also available on the SEC's website at www.sec.gov.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the Company's executive officers, and the executive officers and directors as a group.

Based upon a review of Schedule 13G filings submitted to the SEC, as of the Record Date no person has reported beneficially owning an amount of shares of the Company's common stock equal to 5% or more of the Company's total outstanding shares of common stock as of the Record Date.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially(2)	Percentage of Class(3)
Interested Directors

Edward M. Casal	25	*

Independent Directors

Stanley Perla	None	*

Cydney Donnell	None	*

Leland Speed	None	*

Executive Officers

Russell H. Bates	25	*

Christopher J. Brown	None	*

Executive Officers and Directors as a Group	50	*

*  Represents less than one percent.

(1)  The business address for each officer and director of the Company is 405 Lexington Avenue, 47th Floor, New York, NY 10174.

(2)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(3)  Based on a total of 41,205 shares of the Company's common stock issued and outstanding as of the Record Date.

PROPOSAL I: APPROVAL OF NEW INVESTMENT ADVISORY
AND SUB-ADVISORY AGREEMENTS

MHCM, a registered investment adviser under the Investment Company Act of 1940, as amended (the "1940 Act"), has served, subject to the overall supervision of the Board, as the Company's investment adviser pursuant to an investment advisory agreement by and between MHCM and the Company, dated [_______, 2004] (the "Prior Advisory Agreement"). Conning has also provided investment advisory and cash management services to the Company in regard to a certain managed account (the "Managed Account"), which is intended to hold a portion of the Company's available capital, pursuant to a sub-advisory agreement by and between MHCM and Conning, dated [_________, 2005] (the "Prior Sub-Advisory Agreement").

On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to MHCM and the Company, including from his positions of Chairman of the Board, Investment Committee Chairman and Portfolio Manager of the Company, and as a member and officer of MHCM. Subsequently, Edward M. Casal, the Company's President, Chief Executive Officer, and Chief Investment Officer, assumed the positions of Investment Committee Chairman and Portfolio Manager of the Company and was also appointed Chairman of the Board. On August 17, 2007, the Board approved a resolution reducing the size of the Board from five directors to four directors.

In light of Mr. Maine's resignation and withdrawal from the Company and MHCM, a change of control of MHCM may have been deemed to occur that could be deemed to have caused a technical assignment of the Prior Agreement, and thus terminated the Prior Agreement in accordance with its terms as required by Section 15 of the 1940 Act. Neither MHCM nor any controlling person of MHCM received, directly or indirectly, money or other benefit in connection with the assignment within the meaning of the rules under the 1940 Act. Accordingly, the Board, including a majority of the directors who are not interested persons of the Company, approved by unanimous resolution on August 17, 2007 an interim investment advisory Agreement (the "Interim Advisory Agreement") between MHCM and the Company and under the same terms and conditions as the Prior Advisory Agreement.

Additionally, because a technical assignment as described above would also terminate the Prior Sub-Advisory Agreement, in accordance with the terms of that agreement, upon termination of the Prior Advisory Agreement, the Board, including a majority of the directors who are not interested persons of the Company, approved by unanimous resolution on August 17, 2007 an interim sub-advisory Agreement (the "Interim Sub-Advisory Agreement") by and between MHCM and Conning and under the same terms and conditions as the Prior Sub-Advisory Agreement.

At a special meeting of the Board held on October 29, 2007, the Board considered and approved the New Advisory Agreement by and between the Company and MHCM and the New Sub-Advisory Agreement between MHCM and Conning, in each case subject to approval by the Shareholders. Under the New Advisory Agreement and the New Sub-Advisory Agreement, MHCM and Conning will continue to serve as the Company's adviser and sub-adviser respectively, under the same terms and conditions as the respective Prior (and Interim) Advisory Agreement and the Prior (and Interim) Sub-Advisory Agreement. Shareholders of the Company are now being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreeement at the Meeting. The New Advisory Agreement and the New Sub-Advisory Agreement are attached as Appendix A and B, respectively, to this Proxy Statement.

Interest of Certain Persons in the Approval of the New Advisory Agreement

Certain executive officers interested directors of the Company are also members and officers of MHCM. Edward M. Casal is the president of MHCM and also currently serves as an officer and director of the Company and is the Chairman of the Board. Messrs. Russell H. Bates and Christopher J. Brown are officers of both MHCM and the Company. As a result of their interest in MHCM, these executive officers and interested directors may be deemed to have a substantial interest in Shareholder approval of the New Advisory Agreement.

Information About MHCM

Mr. Casal is the principal executive officer of MHCM. The managing member of MHCM is Madison Harbor Capital, LLC, whose principal business address is 405 Lexington Avenue, 47th Floor, New York, New York 10174.

Information About Conning

The names, addresses and principal occupations of the principal executive officer and each director of Conning are set forth below:

Name and Address(1)	Title	Principal Occupation
Salvatore Correnti	President & CEO	President, Conning Asset Management Co.

William M. Bourqe	Director	Head of Legal, Conning Asset Management Co.

Richard L. Sega	Managing Director	CIO, Conning Asset Management Co.

James P. Romano	Managing Director	Head Portfolio Research & Risk Management, Conning Asset Management Co.

Glenn Heiser	Managing Director	COO, Conning Asset Management Co.

Stephen Sonlin	Managing Director	Head of Research and Advisory, Conning Asset Management Co.

(1)  The business address for each officer and director of the Company is One Financial Plaza, Hartford, CT 06103.

Summary of the Advisory Agreements

Subject to approval of the Shareholders, the Company will enter into the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are substantially identical in all material aspects to the terms and conditions of the Prior Advisory Agreement (and the Interim Advisory Agreement,) except that the date of execution, effectiveness and termination will differ. The management fee under the New Advisory Agreement is calculated in a manner identical to that under the Prior Advisory Agreement (and the Interim Advisory Agreement). The New Advisory Agreement will become effective upon the latter of its execution and its approval by the Shareholders of the Company in the manner required by the 1940 Act and provides that it will remain in force for two years for two years from the date on which it first becomes effective, and thereafter from year to year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Company and by approval of a majority of directors who are not interested persons of the Company. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Company's outstanding voting securities, on 60 days' written notice to MHCM, or by MHCM at any time, without the payment of any penalty, on 60 days' written notice to the Company.

Advisory and Other Services. Under the terms of the Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement (collectively, the "Advisory Agreements"), MHCM had, has and will have full discretion and authority to manage the assets and liabilities of the Company and to manage the day-to-day business and affairs of the Company, in each case in accordance with the investment objectives, policies and restrictions set forth in the Company's Private Placement Memorandum, which is filed as part of the Company's registration statement with the SEC on Form N-2. MHCM's services under the Advisory Agreements were, are and will be non-exclusive, and MHCM was, is and will be free to furnish similar services to other entities.

Management Fees. For services provided by MHCM under the Advisory Agreements, the Company has paid, continues to pay and will pay MHCM, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the net asset value ("NAV") of the Managed Account, and (ii) 2.0% of the NAV of funds invested in professionally managed real estate private equity funds (the "Underlying Funds"). For purposes of determining MHCM's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds is the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Company and any declared but unpaid dividends on the Shares. The management fee is earned at the beginning of each quarter and payable once the NAV calculation is finalized for the most recently closed quarter. For the fiscal year ended March 31, 2007, the Company paid MHCM management fees of $199,392, after certsin voluntary waivers by MCHM.

Expenses. Under the Advisory Agreements, the Company bears all expenses incurred by MHCM in the business of the Company, other than those not specifically assumed by MHCM and other service providers pursuant to their agreements with the Company.

Term of the Interim Advisory Agreement. MHCM will continue to provide advisory and other services and collect a management fee pursuant to these terms until the Interim Advisory Agreement expires, which shall be 150 days from its approval by the Board unless the New Advisory Agreement is approved by the Shareholders.

Summary of the Sub-Advisory Agreements

Subject to approval of the Shareholders, MHCM will enter into the New Sub-Advisory Agreement with Conning for the management of the Company's Managed Account. The terms and conditions of the New Sub-Advisory Agreement are substantially identical in all material aspects to the terms and conditions of the Prior Sub-Advisory Agreement (and the Interim Sub-Advisory Agreement) excepting that the date of execution, effectiveness and termination will differ. The management fee under the New Sub-Advisory Agreement is calculated in a manner identical to that under the Prior Sub-Advisory Agreement (and the Interim Sub-Advisory Agreement). The New Sub-Advisory Agreement will become effective upon the latter of its execution and its approval by the Shareholders of the Company in the manner required by the 1940 Act and provides that it will remain in force for two years from the date on which it first becomes effective, and thereafter from year to year, subject to approval in the manner required by the 1940 Act and the rules thereunder by the Board or a vote of a majority of the outstanding voting securities of the Company and by approval of a majority of directors who are not interested persons of the Company. The New Sub-Advisory Agreement may be terminated by MHCM or the Company at any time, without the payment of a penalty, on 60 days' written notice. The New Sub-Advisory Agreement provides for its immediate termination upon the termination of the New Advisory Agreement between MHCM and the Company.

Advisory and Other Services. Under the terms of the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements"), Conning was, is and will be charged with, among other things, managing the Managed Account in accordance with the certain investment guidelines and consistent with the Company's investment objectives, policies and restrictions as provided in the Company's Private Placement Memorandum and with performing and providing such other investment advisory and investment accounting and reporting services to MHCM as may reasonably be requested by MHCM and agreed to by Conning. Conning's services under the Sub-Advisory Agreements were, are and will be non-exclusive, and Conning was, is and will be free to act as investment managers for others.

Management Fees. For services provided by Conning under the Sub-Advisory Agreements, MHCM has paid, continues to pay and will pay Conning a fee at an annual rate equal to 15 basis points on the first 20 million dollars of assets plus 10 basis points thereafter on the Managed Account for which Conning is providing investment advisory, portfolio management and investment accounting and reporting services. The fees payable to Conning are calculated based on the NAV of the assets in the Managed Account for each calendar quarter, as determined in a manner that complies with applicable provisions of, and rules under, the 1940 Act. All fees under the sub-advisory Agreements are payable quarterly in arrears within 30 days after the date of Conning's invoice to MHCM. For the fiscal year ended March 31, 2007, MHCM paid Conning management fees of $31,445.34.

Expenses. Under the Prior Advisory Agreement, Interim Advisory Agreement and New Advisory Agreement, the Company bears all expenses incurred by MHCM in the business of the Company, other than those not specifically assumed by MHCM and other service providers pursuant to their agreements with the Company.

Term of the Interim Sub-Advisory Agreement. Conning will continue to provide advisory and other services and collect a management fee pursuant to the terms until the Interim Sub-Advisory Agreement expires, which shall be 150 days from its approval by the Board unless the New Sub-Advisory Agreement is approved by the Shareholders.

Board Consideration of the New Agreements

At the meeting of the Board held on October 29, 2007, the Board considered the approval of the New Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "New Agreements"). Since the New Advisory Agreement is substantially identical to the Prior Advisory Agreement, and the New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement, except in each case for immaterial corrections and dates of execution, termination and effectiveness, the Board believes that the terms and conditions of the New Agreements are fair to, and in the best interests of, the Company and the Shareholders. The Board also believes that there will be no change in the services provided by either MHCM or Conning to the Company. The Board considered that there would be no change in the investment process, operations or investment advisory services to the Company under the New Agreements. Additionally, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Company as a result of the change in control resulting from Mr. Maine's resignation and withdrawal from MHCM. In reaching a decision to approve the New Agreements, the Board considered, among other things:

•  the nature, quality and extent of the advisory and other services to be provided to the Company by MHCM and Conning;

•  the investment performance of the Company, including the Managed Account, MHCM and Conning;

•  the costs of the services to be provided by MHCM and Conning respectively and the profits to be realized by MHCM, Conning and their affiliates from their relationships with the Company;

•  comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, including the investment objectives with respect to the Managed Account;

•  the Company's projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives;

•  any existing and potential sources of indirect income to MHCM, Conning and their affiliates from their relationships with the Company and the profitability of those relationships;

•  information about the services to be performed and the personnel performing such services under the New Agreements;

•  the organizational capability and financial condition of MHCM, Conning and their affiliates;

•  MHCM and Conning's respective practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers' provision of brokerage and research services to MHCM and Conning;

•  the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

•  the extent to which economies of scale would be realized as the Company grows, and whether the fees payable under the New Agreements reflect these economies of scale for the benefit of the Company's stockholders.

Based on the information reviewed and its discussions, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided and approved the New Agreements as each being in the best interests of the Company's shareholders. Of particular significance in the Board's evaluation was the retention of the terms and conditions of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement (the "Prior Agreements"), which ensure that the compensation to be received by MHCM and Conning under the New Agreements is no greater than the compensation MHCM and Conning would have received under the Prior Agreements. The Board also deemed it significant that, with the exception of Mr. Maine, under the New Agreements, the Company's current portfolio managers will remain involved in the management of the Company.

Accordingly, the Board approved the New Advisory Agreement, subject to approval by the Shareholders, and directed that the New Advisory Agreement be submitted to the Shareholders for approval with the Board's recommendation that Shareholders vote to approve the New Advisory Agreement. The Board also approved the New Sub-Advisory Agreement, subject to approval by the Shareholders, and directed that the New Sub-Advisory Agreement be submitted to the Shareholders for approval with the Board's recommendation that Shareholders vote to approve the New Sub-Advisory Agreement.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for the approval of the new investment advisory agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the Meeting unless certain securities law requirements are met.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Company's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Company's proxy materials must be received by the Company within a reasonable time before the solicitation is made. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting. Any shareholder proposal should be sent to Christopher J. Brown, Madison Harbor Balanced Strategies, Inc., 405 Lexington Avenue, 47th Floor, New York, New York 10174.

You are cordially invited to attend the Special Meeting of Shareholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors

Russell H. Bates
Secretary

New York, New York
_________, 2007

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Madison Harbor Balanced Strategies, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Madison Harbor Balanced Strategies, Inc., and its terms apply both to our current Shareholders and to former Shareholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•  It is our policy that only authorized employees of our investment adviser, Madison Harbor Capital Management, LLC, who need to know your personal information will have access to it.

•  We may disclose shareholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•  If required by law, we may disclose shareholder -related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Proxy – Madison Harbor Balanced Strategies, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

JUNE 5, 2007

The undersigned shareholder of Madison Harbor Balanced Strategies, Inc. (the “Company”) acknowledges receipt of the Notice of Special Meeting of Shareholders of the Company and hereby appoints Edward Casal and Christopher Brown, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Company’s corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174 on             , 2007, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

☐	Mark this box with an X if you have made
changes to your name or address details above

Special Meeting Proxy Card

Issues:

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Withhold
1.	The approval of the new Investment Advisory Agreement by and between Madison Harbor Balanced Strategies, Inc. and Madison Harbor Capital Management, LLC.	☐	☐	☐

2.	The approval of the new Investment Advisory Agreement by and between Madison Harbor Capital Management, LLC and Conning Asset Management Company.	☐	☐	☐

3.	To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
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